
YOUR
JOURNEY
BEGINS HERE®
LIPPERT COMPONENTS®
DREW INDUSTRIES INCORPORATED
drewindustries.com
lippertcomponents.com

Forward-Looking Statements

- This presentation contains certain "forward-looking statements" with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company's Common Stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

- Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel, steel based components and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of labor, employee benefits, employee retention, realization of efficiency improvements, the successful entry into new markets, the costs of compliance with environmental laws and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, interest rates, oil and gasoline prices, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2014, and in the Company's subsequent filings with the Securities and Exchange Commission. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

DREW
INDUSTRIES INCORPORATED

Management Team



JASON LIPPERT, CEO

> 20+ years with Drew



SCOTT MERENESS, PRESIDENT

> 20+ years with Drew

> Average tenure of Drew's members of senior management is 14+ years with the company

Financial Performance



Net Sales
RV Segment net sales
MH Segment net sales
EBITDA
EBITDA
Net Sales and EBITDA (1) (in millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$160
$140
$120
$100
$80
$60
$40
$20
$0
$255
$325
$354
$531
$669
$729
$669
$511
$398
$573
$681
$901
$1,016
$1,191
$1,307
$108
$171
$220
$348
$448
$509
$492
$368
$313
$477
$571
$781
$894
$1,075
$1,192
$147
$154
$134
$183
$221
$220
$177
$143
$85
$96
$110
$120
$122
$116
$115
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
LTM 6/15

DREW INDUSTRIES INCORPORATED

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see supplemental schedule).

Sales by Market

($ in millions)	2010	2011	2012	2013	2014	LTM 6/15
RV Towable	$428	$498	$653	$728	$844	$903
Year over year growth		16%	31%	11%	16%	24%
RV Motorhome	$17	$17	$35	$48	$68	$78
Year over year growth		0%	106%	37%	42%	63%
Manufactured Housing	$68	$77	$80	$80	$77	$78
Year over year growth		13%	4%	0%	-4%	-3%
Adjacent Industries	$30	$58	$96	$114	$127	$149
Year over year growth		93%	66%	19%	11%	31%
Aftermarket	$28	$28	$32	$39	$64	$87
Year over year growth		0%	14%	22%	64%	123%
International	$2	$3	$5	$7	$11	$12
Year over year growth		50%	67%	40%	57%	71%
Total	$573	$681	$901	$1,016	$1,191	$1,307
Year over year growth		19%	32%	13%	17%	29%

DREW INDUSTRIES INCORPORATED

LTM 2015 percentage growth is compared to 2013

Non-Towable RV Net Sales



$404
$145
$400
$350
$300
$250
$200
$150
$100
$50
$0
($ in millions)
$12
$78
$87
$149
$78
$2
$17
$28
$30
$68
2010
LTM 06/15
Manufactured Housing
Adjacent Industries
Aftermarket
RV Motorhome
International

DREW INDUSTRIES INCORPORATED

Sales for the 12 months ended December 31, 2010 compared to the LTM 06/15. Both periods exclude the Company's net sales of components for Towable RVs, which made up 75% and 69% of consolidated net sales, respectively.

Consolidated Sales Growth

Sales for the twelve months ended December 31 for each year unless noted



$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
($ in millions)
2009
2010
2011
2012
2013
2014
LTM 6/15
(d)
Acquisitions ($178M, 20%) (a)
Organic ($258M, 28%) (b)
Industry ($474M, 52%) (c)

DREW INDUSTRIES INCORPORATED

a) Sales for acquisitions represent the trailing twelve month sales at the date of acquisition. Any post-acquisition change is included in organic or industry accordingly.
b) Organic growth consists primarily of gains in market share, price increases, increased adjacent industry sales and new product sales.
c) Industry growth represents the increase in industry-wide RV and MH wholesale shipments.
d) Proforma impact of acquisitions completed in 2015 and 2014, and the Furrion Distribution and Supply Agreement entered July 2015, assuming each of these had been completed at the beginning of the twelve month period ended June 2015. On August 7, 2015, the Company acquired the business and certain assets of Signature Seating, the sales of which, $16 million, is included in the Proforma impact.

RV and Manufactured Housing Industries

RVs - Industry Wholesale Shipments

(Compared to Drew's Performance)



Industry Units
Approximately 76% of Drew's RV Segment net sales are for Travel Trailer and 5th Wheel RVs
Drew's Net Sales
(Industry units in thousands, net sales in millions)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
Drew RV Segment Net Sales
800
700
600
500
400
300
200
100
0
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2001: 257; 49; 51; 157; $108
2002: 311; 60; 55; 196; $171
2003: 321; 62; 45; 214; $220
2004: 370; 73; 43; 254; $348
2005: 384; 61; 42; 281; $448
2006: 391; 56; 42; 293; $509
2007: 353; 55; 262; $492
2008: 237; 28; 24; 185; $368
2009: 166; 13; 15; 138; $313
2010: 242; 25; 18; 199; $477
2011: 252; 25; 14; 213; $571
2012: 286; 28; 15; 243; $781
2013: 321; 38; 15; 268; $894
2014: 357; 44; 14; 299; $1,075
LTM 6/15: 367; 45; 13; 309; $1,192
2015 P: 380; 47; 13; 320
2016 P: 395; 49; 14; 332
RV Share Held by TTs & 5th Wheels
61% 63% 67% 69% 73% 75% 74% 78% 83% 82% 85% 85% 83% 84% 84% 84% 84%

DREW INDUSTRIES INCORPORATED

Projections for 2015 and 2016 are the latest published by the RVIA (Summer 2015).

RV Shipments

Compound Annual Growth Rate from 1980 to 2014 is 3.5%


RV Shipments
Thousands of Units


RV Shipments vs Federal Interest Rate
Thousands of Units


RV Shipments Annual Change


RV Shipments vs Consumer Confidence
Thousands of Units

- Shipments for 2005 and 2006 include approximately 18,000 and 9,000 towables purchased by FEMA for emergency housing and exclude 38,900 and 31,400 Emergency Living Units, respectively.

DREW INDUSTRIES INCORPORATED


ELECTRONICS
MATTRESSES
DOORS
AWNINGS
FURNITURE
FURRION ELECTRONICS
WINDOWS
SHOWERS & SINKS
SLIDE-OUTS
SUSPENSION ENHANCEMENTS
AXLES
STEPS
CHASSIS
LEVELING

LIPPERT COMPONENTS | DREW INDUSTRIES INCORPORATED

lippertcomponents.com

Disciplines

Fabric and Woodworking



Electronics and Plastic Forming



Steel and Aluminum Fabrication



Lamination and Glass Fabrication



Steel and Aluminum Welding



Motion-Systems



RV Market

Towable RVs

(Approximately 76% of Drew's RV Segment net sales)



88% of industry 2014 unit sales

61% of 2014 wholesale dollar sales, or $9.4 billion

Retail cost $4,000 to $100,000 per unit. Average about $30,000

Motorhomes

(Approximately 7% of Drew's RV Segment net sales)



12% of industry 2014 unit sales

39% of 2014 wholesale dollar sales, or $6.0 billion

Retail cost $41,000 to $400,000+ per unit. Average about $137,000

DREW INDUSTRIES INCORPORATED

Camping Industry

Statistics provided by Kampgrounds of America ("KOA"), 2015.



44%
Active Campers
46.2 million*



54%
Tent Campers
25.0 million



21%
RV Campers
9.7 million



21%
Cabin Campers
9.7 million

59%
Camp Every Year
27.4 million

11%
Camp Every Other Year
4.8 million

30%
Camp Occasionally
14.0 million

DREW INDUSTRIES INCORPORATED

* Estimates based on 105 million households. All other (4%) 1.8 million.

RV Camper Market Survey

Statistics provided by KOA 2015.


Total Camping Households by Age
18 to 34
31,000,000
35+
30,000,000
Intend to Purchase or Upgrade
25,110,000
(81%)
18,000,000
(60%)
Equipment Plan to Purchase or Upgrade*
4,830,000
Cabin
12,500,000
Tent
23,790,000
RV
16,033,000
RV
7,160,000
Tent
2,270,000
Cabin

*Note: Campers are allowed to select more than one type of upgrade or purchase.

Why We are Optimistic







More economical family vacations

- Typical RV family vacation is 23 to 59 percent less expensive for a family of four

Shift in U.S. culture toward more RV-related activities

- College and NFL football games
- NASCAR events
- More active, shorter, “greener”, & family oriented vacations

Positive demographics

- The number of consumers between the ages of 55 and 70 is projected to total 56 million by 2020, 27 percent higher than in 2010
- One in ten vehicle-owning households between 50 and 64 owns at least one RV

RV Industry Trends


Units
Travel Trailer and 5th Wheel RVs, Drew's primary RV market
Wholesale
Retail
(Units in thousands)
325
300
275
250
225
200
175
150
125
100
75
50
25
0
185.1
226.4
138.3
164.3
199.2
186.0
212.9
206.0
242.9
222.8
268.0
250.8
298.9
277.0
161.1
146.3
170.7
163.6
2008
2009
2010
2011
2012
2013
2014
YTD 6/14
YTD 6/15
Dealer Inventory Change
(41.3)
(26.0)
13.2
6.9
20.1
17.2
21.9
14.8
7.1

DREW INDUSTRIES INCORPORATED

Number of U.S. Households that Own an RV
(in Millions)


10
9
8
7
6
5
4
1980
1984
1988
1993
1997
2001
2005
2011

Statistics provided by RV Consumer Demographic Profile – 2011.

DREW INDUSTRIES INCORPORATED

Demographics

(RV Consumer Demographic Profile – 2011)

	2005	2011
Number of U.S. households that own an RV	7.9 million	8.9 million
Household ownership rates of RVs	8.0 %	8.5 %
Average age of all RVs	12.7 years	14.2 years
Average time consumers have owned their current RV	6.6 years	8.4 years
Age of typical RV owner	49 years	48 years
Average income of RV owner	$78,000	$75,000

Seven-in-ten RV owners plan to purchase another RV to replace their current unit, with 37% of these expecting to purchase a new RV. Current owners intending to purchase either a new or used RV plan to purchase in about 5 years on average.

Manufactured Housing – Industry Production

(Compared to Drew's Performance)



Industry Units
(Industry units in thousands, net sales in millions)
Drew's Net Sales
Multi-Sections
Single-Section
Drew's MH Segment net sales
250
200
150
100
50
0
$250
$200
$150
$100
$50
$0
193
49
144
168
37
131
131
27
104
131
34
97
147
52
95
117
33
84
96
31
65
82
30
52
50
19
31
50
20
30
52
25
27
55
26
29
60
28
32
64
30
34
67
32
35
$147
$154
$134
$183
$221
$220
$177
$142
$85
$96
$111
$120
$122
$116
$115
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
LTM 6/15
MH Share Held by Multi-Sections
75%
78%
79%
74%
65%
72%
68%
63%
63%
59%
51%
53%
53%
53%

There are no industry forecasts for the manufactured housing industry.

What's Next…

- International RV
- Innovation/RD
- Aftermarket RV
- Adjacent Markets
- Acquisitions
- Additional North American RV Growth/Content

LIPPERT COMPONENTS | DREW INDUSTRIES INCORPORATED

International RV Markets


INFO
LMC
Meine Welt

DREW INDUSTRIES INCORPORATED

Research and Development

Focus on innovation

- Development, engineering, product testing
- Personnel – 35 professionals
- We have inventors on staff
- Drew product teams pushing product development
- Drew customers pushing product development
- We are an integral part of R&D for our customers



DREW INDUSTRIES INCORPORATED

RV Aftermarket Opportunity

- We are selling nearly $1 billion in components to the RV industry annually
- Establishing a strong service department on the supply side
- Our goal is to have dealers rely on us heavily as a resource to help them provide a higher level of satisfaction to the customer
- Used RV market is nearly double the size of the new RV market each year
- Higher margins



Specialty Vehicle / Adjacent Markets

Marine



Bus



Heavy Truck



Fleet



Cargo



DREW INDUSTRIES INCORPORATED

New Products & Acquisitions

2011

- **ACQUIRE M-TEC:** Adding components for RVs and mobile office units
- **ACQUIRE EA TECHNOLOGIES:** Expanding towable RV chassis and slide-out mechanisms
- **ACQUIRE STARQUEST:** Adding windows for truck caps, horse trailers and buses
- **ACQUIRE M&M FABRICATORS:** Expanding chassis customization operation

2012

- **ACQUIRE AMERIMAX:** Additional RV towable entry doors
- **INTRODUCE RV AWNINGS**

2013

- **ACQUIRE MIDSTATES:** Adding Tool & Die and automation capabilities
- **ACQUIRE FORTRESS:** Expanding specialized RV chassis

2014

- **ACQUIRE INNOVATIVE DESIGN SOLUTIONS:** Electronic control systems
- **ACQUIRE STAR DESIGN:** Expanding plastic thermoforming
- **ACQUIRE POWER GEAR:** Motion solutions for the RV industry
- **ACQUIRE DUNCAN SYSTEMS:** Aftermarket windshield and window

2015

- **ACQUIRE EA TECHNOLOGIES:** Metal fabrication and coating technologies
- **ACQUIRE SPECTAL:** Expanding windows for buses and specialty vehicles
- **FURRION SUPPLY AGREEMENT:** Exclusive distribution rights of Furrion products
- **ACQUIRE SIGNATURE SEATING:** Adding furniture for pontoon boats

DREW INDUSTRIES INCORPORATED

2014 – 2015 Acquisitions

($ in millions)	Purchase Price	Historical Sales	Description
Innovative Design Solutions[(1)]	$ 35.9	$ 19	Electronic control systems encompassing a wide variety of RV applications
Star Design	$ 12.2	$ 10	Thermoformed plastics products
Power Gear & Kwikee	$ 35.5	$ 28	RV leveling systems, slideouts and steps
Duncan Systems[(2)]	$ 18.0	$ 26	Distributor of replacement awnings, motorhome windshields and other vehicle windows
EA Technologies	$ 9.2	$ 17	Custom steel and aluminum parts and provider of electro-desposition ('e-coat') and power coating services
Spectal[(2)]	$ 22.3	$ 25	Manufacturer of windows and doors
Signature Seating[(2)]	$ 16.0	$ 16	Manufacturer of furniture solutions for fresh water boat manufacturers, primarily pontoon boats
Total	$149.1	$141	

DREW INDUSTRIES INCORPORATED

(1) Plus contingent consideration payable based on future sales. IDS had annual sales of approximately $19 million in 2013, of which $15 million were to the Company.

(2) Plus contingent consideration payable based on future sales.

Acquisition Discipline and History

- Have made 36 acquisitions over the past 15 years
- We are experienced at integrating acquisitions
- Acquisitions have come in the form of intellectual property, small start ups and larger businesses
- 6 out of last 7 acquisitions have had substantial revenue outside our core RV business
- We get great people – competitive advantage of making many acquisitions

LIPPERT COMPONENTS | DREW INDUSTRIES INCORPORATED

Expanding Our Growth Potential

Opportunities (1)	
North America:	
Aftermarket	$ 400 million
Adjacent Industries	
Marine	$ 150 million
Other	$ 500 million
RV Content	
Electronics (Including Furrion)	$ 300 million
Other	$ 600 million
Total North America	$1,950 million
International RV Components	$ 750 million
Total Market	$ 2.7 billion



DREW INDUSTRIES INCORPORATED

(1) Amounts represent the estimated size of the addressable market, excluding the Company's current net sales to those markets.

Additional growth opportunities emanating from our core

<u>POTENTIAL SOURCES OF GROWTH</u>


Distribution Channels
Geographies
Capabilities
Core Business
Industries
Products & Services
Core Extensions
Customers
Adjacencies

- **Core extensions** vary on one dimension from existing core business and can be managed within the existing operating model
- Lowest execution risk

- **Adjacencies** are closely related to the core but differ on multiple dimensions and require piloting and learning
- Slightly higher but reasonable execution risk

Content Per New Towable RV

- Approximately 76% of RV Segment net sales are for Travel Trailer and Fifth-Wheel RVs
- 100% market share in existing products would yield an estimated $5,500 per Towable RV
- Growth in RV "features" drives content increases



2001-2014 average content increase = $166 per year
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,847
$2,010
$2,148
$2,337
$2,690
$2,716
$2,825
$2,926

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	LTM 6/15
RV Segment operating profit margin	7.7%	8.4%	10.1%	8.2%	8.5%	7.4%	11.3%	5.9%	2.9%	7.9%	6.6%	6.0%	7.6%	8.1%	7.9%

DREW INDUSTRIES INCORPORATED

At industry production levels for the 12 months ended June 2015, each $100 increase in content adds approximately $31 million in sales for Drew.

Content Per New Motorhome RV

- Approximately 7% of RV Segment net sales are for Motorhome RVs
- 100% market share in existing products would yield an estimated $5,500 per Motorhome RV



2004-2014 average content increase = $151 per year
$31
$199
$336
$469
$658
$848
$669
$705
$1,227
$1,252
$1,544
$1,728
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
LTM 6/15

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	LTM 6/15
RV Segment operating profit margin	8.2%	8.5%	7.4%	11.3%	5.9%	2.9%	7.9%	6.6%	6.0%	7.6%	8.1%	7.9%

DREW INDUSTRIES INCORPORATED

At industry production levels for the 12 months ended June 2015, each $100 increase in content adds approximately $5 million in sales for Drew.

Supplemental Schedules

Operating Results

Three Months Ended June 30

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2015	2014[1]	Change
Net Sales	$ 362.1	$ 321.8	13%
Operating Profit	$ 33.6	$ 31.1	8%
% of Sales	9.3%	9.7%	
Net Income	$ 20.9	$ 19.8	6%
Diluted EPS	$ 0.85	$ 0.82	4%

DREW INDUSTRIES INCORPORATED

(1) Excludes loss on sale of extrusion assets. Actual 2014 operating profit was $29.1 million which was 9.0% of sales. Actual 2014 net income was $18.6 million, or diluted EPS of $0.77.

Operating Results

Six Months Ended June 30

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2015	2014[1]	Change
Net Sales	$ 723.5	$ 607.2	19%
Operating Profit	$ 65.5	$ 57.2	15%
% of Sales	9.1%	9.4%	
Net Income	$ 40.9	$ 36.0	14%
Diluted EPS	$ 1.67	$ 1.48	12%

(1) Excludes loss on sale of extrusion assets. Actual 2014 operating profit was $55.2 million which was 9.1% of sales. Actual 2014 net income was $34.8 million, or diluted EPS of $1.43.

Results By Segment

Three Months Ended June 30

FINANCIAL PERFORMANCE

($ in millions)	2015	2014	Change
Net Sales:			
RV Segment	$ 331.6	$ 289.8	14%
MH Segment	$ 30.5	$ 32.0	(5%)
Operating Profit:			
RV Segment	$ 30.1	$ 28.0	7%
MH Segment	$ 3.5	$ 3.1	15%
Operating Profit as a Percentage of Net Sales:			
RV Segment	9.1%	9.7%	
MH Segment	11.6%	9.6%	

DREW INDUSTRIES INCORPORATED

Results By Segment

Six Months Ended June 30

FINANCIAL PERFORMANCE

($ in millions)	2015	2014	Change
Net Sales:			
RV Segment	$ 666.2	$ 548.9	21%
MH Segment	$ 57.3	$ 58.3	(2%)
Operating Profit:			
RV Segment	$ 59.2	$ 51.8	14%
MH Segment	$ 6.1	$ 5.4	16%
Operating Profit as a Percentage of Net Sales:			
RV Segment	8.9%	9.4%	
MH Segment	10.9%	9.2%	

DREW INDUSTRIES INCORPORATED

Debt Position

FINANCIAL PERFORMANCE

($ in millions)	Debt	Cash and Investments	Net Cash (Debt)	Cash Utilized for Acquisitions During the YTD Period
12/31/11	$ -	$ 7	$ 7	$ 50
12/31/12	$ -	$ 10[1]	$ 10[1]	$ 1
12/31/13	$ -	$ 66	$ 66	$ 5
12/31/14	$ 16	$ -	$ (16)[2]	$ 107
06/30/15	$ 80	$ 12	$ (68)[3]	$ 41[4]

(1) On December 20, 2012, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $45 million.

(2) On January 6, 2014, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $47 million.

(3) On April 10, 2015, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $48 million.

(4) On August 7, 2015, the Company acquired the business and certain assets of Signature Seating, the purchase price of $16 million is included above.

DREW INDUSTRIES INCORPORATED

Balance Sheets

FINANCIAL PERFORMANCE

($ in millions)	12/31/11	12/31/12	12/31/13	12/31/14	06/30/15
Total Assets	$ 351	$ 374	$ 453	$ 544	$ 634
Total Debt	$ -	$ -	$ -	$ 16	$ 80
Cash & Investments	$ 7	$ 10(4)	$ 66	$ -	$ 12
Stockholders' Equity	$ 277	$ 284(3)	$ 314(4)	$ 395	$ 396(5)
Days Sales in A/R(1)	17 days	14 days	16 days	15 days	19 days
Inventory Turns(2)	6.2 turns	7.8 turns	7.9 turns	8.2 turns	7.6 turns

(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period. December 31 is the seasonal low point.
(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.
(3) After cash dividend of $2.00 per share, or $45 million, paid in December 2012.
(4) After cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.
(5) After cash dividend of $2.00 per share, or $48 million, declared in March of 2015 and paid in April 2015.

DREW INDUSTRIES INCORPORATED

Cash Flow

FINANCIAL PERFORMANCE

Significant use of cash items since December 31, 2009	
Acquisitions (20)*	$242 million
Capital expenditures	$156 million
Special dividends	$173 million
Stock repurchases	$ 2 million
Total	**$ 573 million**

*On August 7, 2015, the Company acquired the business and certain assets of Signature Seating, the purchase price of $16 million is included above.

DREW INDUSTRIES INCORPORATED

Cash Flow

FINANCIAL PERFORMANCE



Dividends
Capital Expenditures
Acquisitions
Operating Cash Flow
$160
$140
$120
$100
$80
$60
$40
$20
$-
$0
2009
2010
2011
2012
2013 (1)
2014
YTD 06/15 (2)
$5
$63
$65
$22
$42
$10
$33
$74
$50
$37
$24
$78
$1
$73
$32
$45
$85
$5
$83
$33
$47
$149
$107
$107
$42
$104
$41
$15
$48

Operating cash flow from 2009 to present ($ in millions)

(1) Cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.
(2) On August 7, 2015, the Company acquired the business and certain assets of Signature Seating, the purchase price of $16 million is included above.

› Financial Strength

FINANCIAL PERFORMANCE

(12 months ended)	12/31/11	12/31/12	12/31/13	12/31/14	06/30/15
Return on Equity	11%	13%	16%	17%	18%
Return on Assets	9%	10%	12%	12%	12%
Total Debt to Equity	0.00	0.00	0.00	0.04	0.20
Total Debt to EBITDA[1]	0.00	0.00	0.00	0.12	0.56

DREW INDUSTRIES INCORPORATED

(1) EBITDA is operating profit plus depreciation and amortization.

Reconciliation of Operating Profit to EBITDA

FINANCIAL PERFORMANCE

($ in millions)	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	LTM 06/15
Operating Profit	$20.3	$29.2	$34.3	$44.0	$57.7	$55.3	$66.0	$19.9	($35.6)	$45.4	$48.5	$58.1	$78.3	$95.5	$105.8
Depreciation & Amortization	$8.4	$7.3	$7.8	$9.3	$12.0	$15.7	$17.5	$17.1	$18.5	$17.1	$20.5	$25.7	$27.5	$32.6	$37.5
Goodwill Impairment	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 5.5	$45.0	$ -	$ -	$ -	$ -	$ -	$ -
EBITDA	$28.7	$36.5	$42.1	$53.3	$69.7	$71.0	$83.5	$42.5	$27.9	$62.5	$69.0	$83.8	$105.8	$128.1	$143.3
Capital Expenditures	$8.2	$10.5	$5.1	$27.1	$26.1	$22.3	$8.8	$4.2	$3.1	$10.1	$24.3	$32.0	$32.6	$42.5	$39.2

DREW INDUSTRIES INCORPORATED

Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

($ in millions)	2011	2012	2013	2014	LTM 06/15
Net Sales:					
RV Segment	$ 570.6	$ 780.9	$ 893.7	$ 1,074.5	$ 1,191.8
MH Segment	110.6	120.2	121.9	116.3	115.4
Total Net Sales	$ 681.2	$ 901.1	$1,015.6	$1,190.8	$1,307.2
Operating Profit:					
RV Segment	$ 37.7	$ 47.2	$ 68.2	$ 86.6	$ 94.1
MH Segment	10.8	12.4	11.9	10.8	11.7
Total Segment Operating Profit	48.5	59.6	80.2	97.4	105.8
Sale of extrusion assets	-	-	-	(1.9)	-
Executive Succession	-	(1.5)	(1.9)	-	-
Total Operating Profit	$ 48.5	$ 58.1	$ 78.3	$ 95.5	$ 105.8

DREW INDUSTRIES INCORPORATED

Stock Price History

- Drew has 24.1 million shares outstanding and a market capitalization of approximately $1.3 billion as of August 21, 2015



$60
$50
$40
$30
$20
$10
$0
$5
$8
$14
$18
$28
$26
$27
$12
$21
$23
$25
$32
$51
$51
$55
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
8/21/15

DREW INDUSTRIES INCORPORATED

- Dates noted above are as of December 31, unless noted.
- Stock prices above are not adjusted for dividends.

Analyst Coverage

- **Citi Research**
  - Gregory Badishkanian – (212) 816-2720
- **CJS Securities**
  - Dan Moore – (914) 287-7600
- **CL King & Associates**
  - Scott Stember – (212) 364-1806
- **Thompson Research Group**
  - Kathryn Thompson – (615) 891-6206

DREW INDUSTRIES INCORPORATED